(stamp)
       F I L E D
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
    STATE OF NEVADA
      SEP 19 1996
     No. C19816-96
         -----------
     /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE


                            ARTICLES OF INCORPORATION
                            -------------------------

                                       OF
                                       --

                          ADVANCE MEDICAL SYSTEMS INC.
                          ----------------------------



          FIRST. The name of the corporation is:
          -----

                          ADVANCE MEDICAL SYSTEMS INC.



          SECOND. Its  registered  office in the State of Nevada is  located  at
          ------
2533 North Carson Street,  Carson City,  Nevada 89706 that this  Corporation may maintain an office, or offices,  in such other place within or without the State of Nevada as may be from time to time  designated by the Board of Directors,  or by the By-Laws of said  Corporation,  and that this  Corporation may conduct all

Corporation  business  of every kind and  nature,  including  the holding of all meetings of Directors and  Stockholders,  outside the State of Nevada as well as within the State of Nevada

          THIRD. The objects for which this Corporation is formed are: To engage
          -----
in any lawful activity, including, but not limited to the following:

     (A) Shall have such rights,  privileges and powers as may be conferred upon corporations by any existing law.

     (B) May at any time exercise such rights,  privileges and powers,  when not inconsistent  with the  purposes  and  objects  for which  this  corporation  is organized.

16057                                   1

     C) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of  incorporation,  and when no period is limited,  perpetually,  or until dissolved and its affairs wound up according to law.

     (D) Shall have power to sue and be sued in any court of law or equity.

     (E) Shall have power to make contracts.

     (F) Shall have power to hold,  purchase and convey real and personal estate and to mortgage or lease any such real and personal  estate with its franchises.

The power to hold real and personal  estate shall  include the power to take the same by  devise  or  bequest  in the  State of  Nevada  or in any  other  state,

territory or country.

     (G) Shall have power to appoint such  officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

     (H) Shall have power to make By-Laws not inconsistent with the constitution or laws of the United  States,  or of the State of Nevada,  for the  management,

regulation  and  government  of its affairs and  property,  the  transfer of its stock, the transaction of its business,  and the calling and holding of meetings of its stockholders.

     (I) Shall  have  power to wind up and  dissolve  itself,  or be wound up or dissolved.

     (J) Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporate documents  is not  necessary.  The  corporation  may use a seal or stamp,  if it desires,  but such use or nonuse shall not in any way affect the legality of the document.

     (K) Shall have power to borrow money and contract  debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation;

to issue  bonds,  promissory  notes,  bills of exchange,  debentures,  and other obligations and evidences of indebtedness, payable at a specified time or times,

or payable upon the happening of a specified event or events, whether secured by mortgage,  pledge or otherwise, or unsecured,  for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

     (L) Shall have power to guarantee,  purchase, hold, sell, assign, transfer,

mortgage,  pledge or otherwise dispose of the shares of the capital stock of, or any bonds,  securities  or evidences of the  indebtedness  created by, any other corporation  or  corporations  of the State of  Nevada,  or any  other  state or government,  and, while owners of such stock, bonds,  securities or evidences of indebtedness,  to exercise all the rights,  powers and  privileges of ownership,

including the right to vote, if any.

     (M) Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital, capital surplus,  surplus, or other property of fund.

     (N) Shall have power to conduct  business,  have one or more  offices,  and hold,  purchase,  mortgage and convey real and personal property in the State of

Nevada,  and  in  any  of  the  several  states,  territories,  possessions  and dependencies  of the United  States,  the District of Columbia,  and any foreign countries.

     (O) Shall have power to do all and everything  necessary and proper for the accomplishment  of the  objects  enumerated  in its  certificate  or articles of incorporation,  or any  amendment  thereof,  or necessary or  incidental  to the protection  and benefit of the  corporation,  and,  in general,  to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the corporation, or any amendment thereof.

     (P) Shall  have  power to make  donations  for the  public  welfare  or for charitable, scientific or educational purposes.

     (Q) Shall have power to enter into  partnerships,  general or  limited,  or joint ventures,  in connection with any lawful activities,  as may be allowed by law.

          FOURTH. That the total number of common stock  authorized  that may be
          ------
issued by the  Corporation  is TWENTY  FIVE  THOUSAND  (25,000)  shares of stock without nominal par value and no other class of stock shall be authorized.  Said

shares  may  be  issued  by  the   corporation   from  time  to  time  for  such

considerations as may be fixed by the Board of Directors.

          FIFTH. The  governing  board  of this  corporation  shall  be known as
          -----
directors,  and the number of  directors  may from time to time be  increased or decreased  in  such  manner  as  shall  be  provided  by  the  By-Laws  of  this

Corporation,  providing  that the  number of  directors  shall not be reduced to fewer than one (1).

     The name and post office  address of the first board of Directors  shall be one (1) in number and listed as follows:

          NAME                                  POST OFFICE ADDRESS
          ----                                  -------------------
     Robert Seligman                          2533 North Carson Street
                                              Carson City, Nevada 89706


          SIXTH. The capital stock, after the amount of the subscription  price,
          -----
or par value,  has been paid in, shall not be subject to  assessment  to pay the debts of the corporation.

          SEVENTH. The name and post office address of the Incorporator  signing
          -------
the Articles of Incorporation is as follows:

          NAME                                  POST OFFICE ADDRESS
          ----                                  -------------------
     Robert Seligman                          2533 North Carson Street
                                              Carson City, Nevada 89706

          EIGHTH. The resident  agent for this  corporation  shall be:
          ------

                            LAUGHLIN ASSOCIATES, INC.

The address of said agent,  and, the  registered  or  statutory  address of this corporation in the state of Nevada, shall be:

                            2533 North Carson Street
                            Carson City, Nevada 89706

          NINTH. The corporation is to have perpetual existence.
          -----

          TENTH. In furtherance and not in limitation of the powers conferred by
          -----
statute, the Board of Directors is expressly authorized:

          Subject to the By-Laws, if any, adopted by the Stockholders,  to make,

alter or amend the By-Laws of the Corporation.

          To fix the amount to be reserved as working capital over and above its capital  stock paid in; to  authorize  and cause to be executed,  mortgages  and liens upon the real and personal property of this Corporation.

          By  resolution  passed by a majority of the whole Board,  to designate one (1) or more  committees,  each  committee  to  consist of one or more of the

Directors of the  Corporation,  which, to the extent provided in the resolution,

or in the By-Laws of the Corporation,  shall have and may exercise the powers of the Board of  Directors  in the  management  of the  business and affairs of the

Corporation.  Such committee, or committees,  shall have such name, or names, as may be stated in the By-Laws of the  Corporation,  or as may be determined  from time to time by resolution adopted by the Board of Directors.

     When and as authorized by the affirmative vote of the Stockholders  holding stock  entitling  them to exercise at least a majority of the voting power given at a  Stockholders  meeting called for that purpose,  or when  authorized by the written consent of the holders of at least a majority of the voting stock issued and  outstanding,  the Board of Directors  shall have power and authority at any meeting  to sell,  lease or  exchange  all of the  property  and  assets  of the

Corporation,  including  its good will and its corporate  franchises,  upon such terms and conditions as its board of Directors  deems expedient and for the best interests of the Corporation.

          ELEVENTH.  No  shareholder  shall be  entitled as a matter of right to
          --------
subscribe  for or  receive  additional  shares  of any  class  of  stock  of the

Corporation,  whether now or hereafter authorized,  or any bonds,  debentures or securities  convertible into stock, but such additional shares of stock or other securities  convertible  into stock may be issued or disposed of by the Board of

Directors to such persons and on such terms as in its  discretion  it shall deem advisable.

          TWELFTH. No director or officer of the Corporation shall be personally
          -------

liable to the Corporation or any of its  stockholders  for damages for breach of fiduciary  duty as a director  or officer  involving  any act or omission of any such director or officer; provided,  however, that the foregoing provision shall not eliminate or limit the liability of a director orofficer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of  dividends  in  violation  of Section  78.300 of the

Nevada  Revised  Statutes.  Any repeal or  modification  of this  Article by the stockholders  of the  Corporation  shall be  prospective  only,  and  shall  not adversely  affect any  limitation  on the  personal  liability  of a director or officer  of the  Corporation  for  acts or  omissions  prior to such  repeal  or modification.

          THIRTEENTH.  This  Corporation  reserves  the right to  amend,  alter,
          ----------
change or repeal any provision  contained in the Articles of  Incorporation,  in the manner  now or  hereafter  prescribed  by  statute,  or by the  Articles  of

Incorporation,  and all rights  conferred upon  Stockholders  herein are granted subject to this reservation.

          I, THE UNDERSIGNED,  being the Incorporator hereinbefore named for the purpose of forming a Corporation  pursuant to the General Corporation Law of the

State of  Nevada,  do make and file  these  Articles  of  Incorporation,  hereby declaring and certifying  that the facts herein stated are true, and accordingly have hereunto set my hand this 19th day of September 1996.


                        /s/ Robert Seligman
                      ------------------------
                           Robert Seligman
                                                              (stamp)
                                                            F I L E D
                                                      IN THE OFFICE OF THE
                                                   SECRETARY OF STATE OF THE
                                                        STATE OF NEVADA
                                                           SEP 19 1996
                                                          No. C19816-96
STATE OF NEVADA        )                                      -----------
                       ) SS:                                /s/ Dean Heller
CARSON CITY            )                         DEAN HELLER, SECRETARY OF STATE

On this 19th day of  September,  1996 in Carson  City,  Nevada,  before  me, the undersigned, a Notary Public in and for Carson City, State of Nevada, personally appeared:

                                Robert Seligman

Known to me to be the person whose name is subscribed to the foregoing  document and acknowledged to me that he executed the same.
     (stamp)
LISA MARIE VANNUCCI
NOTARY PUBLIC - NEVADA
Appt. Recorded in CARSON CITY
My Appt. Exp. June 21 2000

                            /s/ Lisa Marie Vannucci
                          ---------------------------
                                 Notary Public

I, Laughlin Associates,  Inc. hereby accept as Resident Agent for the previously named Corporation.



September 19, 1996            /s/ Robert Seligman
------------------       --------------------------------
Date                     Executive Vice President

                 CERTIFICATE AMENDING ARTICLES OF INCORPORATION

                                       OF

                           ADVANCE MEDICAL SYSTEMS INC

                                    CONTINUED

     The  undersigned  hereby  certify  that  they  have  on  this  23rd  day of
                                                                    ----
September,  1996 we, executed this Certificate Amending the original Articles of
---------     -- --
Incorporation heretofore filed with the Secretary of State of Nevada.



                                                /s/ Nicholas George
                                                ------------------------------
                                                President


                                                /s/Peter George
                                                ------------------------------
                                                Secretary


STATE OF NEVADA          )
         ------
                         )SS.
COUNTY OF CARSON         )
          ------



On this 23rd day of September, 1996, before me, the undersigned, a Notary Public
        ----        ---------    --
in and for the County of Carson, State of Nevada personally  appeared:  NICHOLAS
                         ------           ------                        --------

GEORGE AND PETER  GEORGE.  Known to me to be the  person(s)  whose  name(s)  are
------------------------
subscribed to the foregoing  Certificate  Amending Articles of Incorporation and

acknowledged to me that they executed the same.


                                                /s/ Angela R. McKusker
                                                ------------------------------
                                                Notary Public
  (stamp)
 ANGELA R. MCKUSKER
NOTARY PUBLIC - NEVADA
Appt. Recorded in CARSON CITY
My Appt. Exp. May 30, 1999

        (stamp)
       F I L E D
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
    STATE OF NEVADA
      OCT 03 1996
     No. C19816-96
         -----------
     /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                 CERTIFICATE AMENDING ARTICLES OF INCORPORATION

                                       OF

                           ADVANCE MEDICAL SYSTEMS INC


     The  undersigned,  being the  President  and  Secretary of ADVANCE  MEDICAL

SYSTEMS INC, a Nevada  Corporation,  hereby certify that by majority vote of the

Board of Directors  and majority vote of the  stockholders  at a meeting held on

September  23,  1996,  it was  agreed by  unanimous  vote that this  CERTIFICATE
--------------------
AMENDING ARTICLES OF INCORPORATION be filed.

     The undersigned further certify that the original Articles of Incorporation of ADVANCE  MEDICAL SYSTEMS INC were filed with the Secretary of State of Nevada on the 19th  day of  September,  1996.  The  undersigned  further  certify  that
       ----
ARTICLES FIRST of the original  Articles of Incorporation  filed on the 19th day
                                                                        ----
of September, 1996, herein is amended to read as follows:

                                 ARTICLE FIRST


     FIRST. The name shall be:
     -----

                         ADVANCED MEDICAL SYSTEMS INC.

        (stamp)
       F I L E D
  IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
    STATE OF NEVADA
      OCT 15 1997
     No. C19816-96
         -----------
     /s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

                 CERTIFICATE AMENDING ARTICLES OF INCORPORATION

                                       OF

                          ADVANCED MEDICAL SYSTEMS INC.

     The  undersigned,  being the President  and  Secretary of ADVANCED  MEDICAL

SYSTEMS INC., a Nevada Corporation,  hereby certify that by majority vote of the

Board of Directors  and majority vote of the  stockholders  at a meeting held on

10/14/97,  it was  agreed  by  unanimous  vote that  this  CERTIFICATE  AMENDING
--------
ARTICLES OF INCORPORATION be filed.

     The undersigned further certify that the original Articles of Incorporation of ADVANCED  MEDICAL  SYSTEMS  INC.  were filed with the  Secretary  of State of

Nevada on the 19th day of September, 1996.  The undersigned further certify that

ARTICLES FOURTH of the original Articles of Incorporation  filed on the 19th day of September, 1996, herein is amended to read as follows:

                                 ARTICLE FOURTH

That the total number of voting  common stock  authorized  that may be issued by the Corporation is 50 million  (50,000,000)  shares of stock with a par value of

$.001 and that the total number of non-voting  preferred  stock  authorized that may be issued by the Corporation is 5 million  (5,000,000)  shares of stock at a par value of $.001.  Said shares  without  nominal or par value may be issued by the corporation from time to time for such  considerations  as may be fixed from time to time by the Board of Directors.

                 CERTIFICATE AMENDING ARTICLES OF INCORPORATION

                                       OF

                          ADVANCED MEDICAL SYSTEMS INC.

                                    CONTINUED

     The  undersigned  hereby  certify  that  they  have  on  this  14th  day of
                                                                    ----

October,  1997,  executed  this  Certificate  Amending the original  Articles of
-------     --
Incorporation heretofore filed with the Secretary of State of Nevada.



                                                /s/ Nicholas George
                                                ------------------------------
                                                President


                                                /s/Peter George
                                                ------------------------------
                                                Secretary


STATE OF CALIFORNIA      )
         ----------
                         )SS.
COUNTY OF ORANGE         )
          ------


                                               Jennifer Jackson, Notary Public
On this 14th day of October, 1997, before me, the undersigned, a Notary Public
        ----        -------    --
in and for the  County  of  Orange,  State of  California  personally  appeared:
                            ------             ----------
Nicholas George, Peter George. Known to me to be the person(s) whose name(s) are
-----------------------------
subscribed to the foregoing  Certificate  Amending Articles of Incorporation and

acknowledged to me that they executed the same.



                              /s/ Jennifer Jackson
                         ------------------------------
                                  Notary Public
                                                    (stamp)
                                                JENNIFER JACKSON
                                                  COMM. #1111137
                                           NOTARY PUBLIC - CALIFORNIA
                                                 ORANGE COUNTY
                                          My Comm. Exp. Oct. 18, 2000

Laughlin Associates, Inc.
2533 N. Carson Street
Carson City, NV  89706

Attention:  Client Retention Department








                              *CHANGE OF ADDRESS*


Corporation Name:       ADVANCED MEDICAL SYSTEMS INC
                 -----------------------------------------------------

Old address:            P.O. Box 4491
            ----------------------------------------------------------
                        INCLINE VILLAGE, NV  89450
            ----------------------------------------------------------

            ----------------------------------------------------------


As of 6-1-97, please forward  all correspondence for the above named corporation
     --------
to the following addres.

CORP ADD    P.O. BOX 42771    LAS VEGAS,  NV   89116


MA. ONLY:       P.O. BOX 3137
            ---------------------------------------
                ORANGE, CA  92857
            ---------------------------------------

            ---------------------------------------

Phone Number    714-998-6400
            ---------------------------------------




                                                /s/ Peter George
                                                ------------------------
                                                      Signature

                             CERTIFICATE OF CHANGE
                            OF RESIDENT AGENT AND/OR
                         LOCATION OF REGISTERED OFFICE
                              (corporations only)

                         Advanced Medical Systems Inc.
                ------------------------------------------------
                              Name of Corporation

The change(s) below is (are) effective upon the filing of this document with the Secretary of State.

Reason for Change: (check one) [ ] Change of Reisdent Agent [x] Change Location of Registered Office.


The former resident agent and/or location of the registered office was:

Resident Agent:
               --------------------------------------------------------------
Street No.:         P.O. Box 4491
               --------------------------------------------------------------
City:               Incline Village, Nevada  89450
               --------------------------------------------------------------
The resident agent and/or location of the registered office if changed to:

Resident Agent:
               --------------------------------------------------------------
Street No.:         P.O. Box 42771
               --------------------------------------------------------------
City:               Las Vegas, Nevada  89116
               --------------------------------------------------------------


NOTE: For a corporation to file this certificate the signature of one officer is required. The certificate does not need to be notarized.



           --------------------------------------
                      Signature/Title



*Certificate  of Acceptance of  Appointment by Resident  Agent:  I, Peter George
                                                                    ------------
hereby accept the appointment as Resident Agent for the above-named business entity.


                                                       February 27, 1997
----------------------------------                  ---------------------------
(Signature of Resident Agent)                                   (Date)


NOTE: The fee is $15.00 for filing either a certificate of change of location of the registered office or a new designation of resident agent.


  File with the Secretary of State, Capitol Complex, Carson City, Nevada 89710

                             CERTIFICATE OF CHANGE
                            OF RESIDENT AGENT AND/OR
                         LOCATION OF REGISTERED OFFICE
                              (corporations only)

                         Advanced Medical Systems Inc.
                ------------------------------------------------10/3/96.
                              Name of Corporation

The change(s) below is (are) effective upon the filing of this document with the Secretary of State.

Reason for Change: (check one) [ ] Change of Reisdent Agent [x] Change Location of Registered Office.


The former resident agent and/or location of the registered office was:

Resident Agent:
               --------------------------------------------------------------
Street No.:         P.O. Box 4491
               --------------------------------------------------------------
City:               Incline Village, Nevada  89450
               --------------------------------------------------------------
The resident agent and/or location of the registered office if changed to:

Resident Agent:
               --------------------------------------------------------------
Street No.:         P.O. Box 42771
               --------------------------------------------------------------
City:               Las Vegas, Nevada  89116
               --------------------------------------------------------------


NOTE: For a corporation to file this certificate the signature of one officer is required. The certificate does not need to be notarized.



           --------------------------------------
                      Signature/Title



*Certificate  of Acceptance of  Appointment by Resident  Agent:  I, Peter George
                                                                    ------------
hereby accept the appointment as Resident Agent for the above-named business entity.


                                                       February 27, 1997
----------------------------------                  ---------------------------
(Signature of Resident Agent)                                   (Date)


NOTE: The fee is $15.00 for filing either a certificate of change of location of the registered office or a new designation of resident agent.


  File with the Secretary of State, Capitol Complex, Carson City, Nevada 89710
                    101 N. Carson #3                                89701-4686

                 CERTIFICATE AMENDING ARTICLES OF INCORPORATION

                                       OF

                           ADVANCED MEDICAL SYSTEMS INC


     The  undersigned,  being the  President  and  Secretary of ADVANCED MEDICAL

SYSTEMS INC., a  Nevada Corporation, hereby certify that by majority vote of the

Board of Directors  and majority vote of the  stockholders  at a meeting held on

6-21-02, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES
-------
OF INCORPORATION be filed.

     The undersigned further certify that the original Articles of Incorporation of ADVANCED  MEDICAL  SYSTEMS  INC.  were filed with the  Secretary  of State of

Nevada on the 19th day of September,  1996. The undersigned further certify that

ARTICLES FIRST of the original  Articles of Incorporation  filed on the 19th day of September, 1996, herein is amended to read as follows:

                                 ARTICLE FIRST


     FIRST. The name shall be:
     -----


                                EarlyDETECT Inc.

                 CERTIFICATE AMENDING ARTICLES OF INCORPORATION

                                       OF

                          ADVANCED MEDICAL SYSTEMS INC.

                                    CONTINUED

     The undersigned hereby certify that they have on this 21 day of June, 2002,
                                                           --        ----  ----
executed  this  Certificate  Amending  the  original  Articles of  Incorporation heretofore filed with the Secretary of State of Nevada.



                                                /s/ Nicholas George
                                                ------------------------------
                                                President


                                                /s/Peter George
                                                ------------------------------
                                                Secretary

           BOARD OF DIRECTORS RESOLUTION CHANGING NAME OF CORPORATION
                                       OF

                         Advanced Medical Systems Inc.

                              A Nevada Corporation



     UPON a duly made and seconded motion,  the resolution that folows below was duly adopted by the holders of a majority of the shares  entitled to vote on the resolution:

     RESOLVED,  that the name of the Advanced Medical Systems Inc. is changed to

Early Detect Inc., and it is

     FURTHER  RESOLVED,  that the officers of the Advanced Medical Systems Inc.,

are  hereby  directed  to file in the  Nevada  Secretary  of  State's  office  a certificate  setting  forth the change of name of the Advanced  Medical  Systems

Inc. to Early Detect Inc.

     The  undersigned,  Peter  George,  certifies  that I am the duly  appointed

Secretary  of Advanced  Medical  Systems  Inc.  and that the above is a true and correct copy of a resolution  duly adoted at a meeting of the Board of Directors thereof,  convened  and  held in  accordance  with  law and the  Bylaws  of said

Corporation on June 21st,  2002,  and that such  resolution is now in full force and effect.

     IN WITNESS THEREOF, I have affixed my name as Secretary of Advanced Medical

Systems Inc. and have attached the seal of Advanced Medical Systems Inc. to this resolution.


DATED this June 21st 2002.



                                                /s/ Peter George
                                                --------------------------
                                                Peter George, Secretary


(SEAL)
                                                                            RO30